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                                                                       Exhibit 6

                                   WELCOME TO

                                NATIONWIDE LIFE
                               INSURANCE COMPANY

                                 SPECIMEN COPY

VLOB-0247-31                                                             12/2000
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                        NATIONWIDE LIFE INSURANCE COMPANY

                                        P.O. Box 182150, Columbus, OH 43218-2150
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1.   INSURED 1

     Name of Insured 1                  JOHN DOE                       Sex M  Age 35  Date of Birth   02/07/64
                       ----------------------------------------------      --     --                --------------------------------
     Birth Place ANY PLACE               Drivers License #                      Social Security Number  000 - 00 - 0000
                 -----------------------                  --------------------                          ----------------------------
     Address ANY STREET                   ANY CITY              ANY STATE                       00000       County   ANY COUNTY
             -------------------------------- ------------------------------------------------------------        ------------------
     Occupation                 TEACHER                         Former Name (if applicable)
                ------------------------------------------                                 -----------------------------------------
     Telephone - Home     ( 000 ) 000-0000                      Best Time to Call:        A.M.          X    P.M.
                          --------------------------------                          -----            ------
     Telephone - Business ( 000 ) 000-0000                      Best Time to Call:    X   A.M.               P.M.
                          --------------------------------                          -----            ------
2.   INSURED 2

     Name of Insured 2                  JANE DOE                        Sex   F     Age   32    Date of Birth   10/08/67
                      -----------------------------------------------       -----       ------                ----------------------
     Birth Place        ANY PLACE               Drivers License #                      Social Security Number  000 - 00 - 0000
                 ------------------------------                   --------------------                        ----------------------
     Relationship to Insured 1  WIFE
                                ---------------
     Address            ANY STREET              ANY CITY                ANY STATE        00000-0000        County   ANY COUNT
             --------------------------------------------------------------------------------------------         ------------------
     Occupation                 SECRETARY                       Former Name (if applicable)   JANE SMITH
                ---------------------------------------                                     ----------------------------------------
     Telephone - Home     ( 000 )   000-0000                    Best Time To Call:        A.M.          X    P.M.
                          -----------------------------                             -----            ------
     Telephone - Business ( 000 )   000-0000                    Best Time To Call:    X   A.M.               P.M.
                          -----------------------------                             -----            ------

3.   OWNER      The Insureds will own the policy jointly, unless otherwise indicated here.
     Full Name                                               Address
              ---------------------------------------------         ----------------------------------------------------------------

     Date of Birth      /     /               Social Security Number or TAXPAYER ID. NUMBER          -          -
                   ----------------------                                                   -------------------------------
     Relationship to Insureds
                              ------------------------

4.   PRIMARY BENEFICIARY OF INSURED 1
                                                                             DATE OF         RELATIONSHIP            SOCIAL
           BENEFICIARY                         ADDRESS                       BIRTH           TO INSURED             SECURITY#
                                                                             /    /                                   -    -
     ---------------------------       --------------------------       -----------------   ----------------    --------------------
                                                                             /    /                                   -    -
     ---------------------------       --------------------------       -----------------   ----------------    --------------------
5.   CONTINGENT BENEFICIARY OF INSURED 1
                                                                             DATE OF         RELATIONSHIP            SOCIAL
           BENEFICIARY                         ADDRESS                       BIRTH           TO INSURED             SECURITY#
                                                                             /    /                                   -    -
     ---------------------------       --------------------------       -----------------   ----------------    --------------------
                                                                             /    /                                   -    -
     ---------------------------       --------------------------       -----------------   ----------------    --------------------
6.   PRIMARY BENEFICIARY OF INSURED 2
                                                                             DATE OF         RELATIONSHIP            SOCIAL
           BENEFICIARY                         ADDRESS                       BIRTH           TO INSURED             SECURITY#
                                                                             /    /                                   -    -
     ---------------------------       --------------------------       -----------------   ----------------    --------------------
                                                                             /    /                                   -    -
     ---------------------------       --------------------------       -----------------   ----------------    --------------------
7.   CONTINGENT BENEFICIARY OF INSURED 2
                                                                             DATE OF         RELATIONSHIP            SOCIAL
           BENEFICIARY                         ADDRESS                       BIRTH           TO INSURED             SECURITY#
                                                                             /    /                                   -    -
     ---------------------------       --------------------------       -----------------   ----------------    --------------------
                                                                             /    /                                   -    -
     ---------------------------       --------------------------       -----------------   ----------------    --------------------



 8.  PLAN: SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
     TOTAL SPECIFIED AMOUNT $                              SUPPLEMENTAL COVERAGE PERCENTAGE                                    %
                             -----------------------------                                 ---------------------------------------
 9.  DEATH BENEFIT OPTION

     [_] OPTION 1       (THE SPECIFIED AMOUNT, OR A MULTIPLE OF THE CASH VALUE, WHICHEVER IS GREATER)
     [_] OPTION 2       (THE SPECIFIED AMOUNT, PLUS THE CASH VALUE, OR A MULTIPLE OF THE CASH VALUE, WHICHEVER IS GREATER)
                                (IF NO OPTION IS SELECTED HERE, OPTION 1 IS ELECTED.)
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VLOB-0247-31                                                          (12/2000)
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10.  INTERNAL REVENUE CODE LIFE INSURANCE QUALIFICATION TEST
     [_]  GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST
11.  OPTIONAL BENEFIT RIDERS
     [_]  POLICY SPLIT OPTION RIDER                         [_]  OTHER RIDER(S)
     [_]  ESTATE PROTECTION RIDER                                                ----------------------------------------------
          AMOUNT $                                                               ----------------------------------------------
                  -------------------

12.  PREMIUM AND MODE

     INITIAL PREMIUM                                            PLANNED PREMIUM
         DEPOSIT              [_] SINGLE PREMIUM      $_____________       [_]  MONTHLY (Electronic Funds Transfer)
     (paid with application)  [_] ANNUAL              $_____________            $______________ (Attach completed
     $_________________       [_] SEMI-ANNUAL         $_____________            authorization and void check)
                              [_] QUARTERLY           $_____________       [_]  OTHER ___________    $___________

13.  SUITABILITY    (Variable Products Only)
     A.  DO EACH OF YOU UNDERSTAND THAT THE DEATH BENEFIT AND SURRENDER VALUE MAY INCREASE OR                       Yes      No
         DECREASE DEPENDING ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT?  .............................    [X]      [_]

     B.  DO EACH OF YOU BELIEVE THAT THIS POLICY WILL MEET YOUR INSURANCE NEEDS AND FINANCIAL
         OBJECTIVES?  ..........................................................................................    [X]      [_]

     C.  HAVE EACH OF YOU RECEIVED A CURRENT COPY OF THE PROSPECTUS?  ..........................................    [X]      [_]

14.  INSURANCE INFORMATION

     a.  List all Life Insurance now in force on each person here proposed for insurance. If None, write "NONE."
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR          ACCIDENTAL        TO BE
     PERSON              COMPANY                 POLICY NUMBER             AMOUNT         ISSUED          DEATH          REPLACED?
------------------------------------------------------------------------------------------------------------------------------------
     NONE
------------------------------------------------------------------------------------------------------------------------------------

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     b.  Will the insurance applied for replace existing Life Insurance or Annuities on any person here             YES      NO
         proposed for insurance? (If "yes", so indicate in a above.)                                                [_]      [X]

         (Complete and send replacement forms where applicable.)

     c.  Is any person here proposed for coverage now applying for Life Insurance with any other company?
         If "yes", state the person, company, kind of policy and face amount being applied for.  _______________    [_]      [X]
         _______________________________________________________________________________________________________

15.  PHYSICAL MEASUREMENTS

                                                                        WEIGHT
                                                          ---------------------------------------          REASON FOR WEIGHT
            INSURED                      HEIGHT              CURRENT             1 YEAR AGO                   GAIN OR LOSS
------------------------------------------------------------------------------------------------------------------------------------
INSURED 1                             6   FT.  1   In.         175  Lbs.                 Lbs.
------------------------------------------------------------------------------------------------------------------------------------
INSURED 2                             5   Ft.  9   In.         130  Lbs.                 Lbs.
------------------------------------------------------------------------------------------------------------------------------------
16.  TOBACCO USE                                                                                       _____________________
---------------
     a.  Have you used tobacco in any form in the past                        INSURED I                          INSURED 2
                                                                    ----------------------------------------------------------------
         12 months? ............................................           [_] YES [X] NO                     [_] YES [X] NO
     b.  If "yes", specify the kind of tobacco used?
         (cigarettes, pipe, cigars, chewing, etc.) ............         ____________________                ____________________
     C.  How many times per day? ..............................         ____________________                ____________________

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VLOB-0247-31
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17.  PERSONAL INFORMATION

             THE QUESTIONS IN THIS PART APPLY TO ALL PERSONS WHO ARE BEING PROPOSED FOR INSURANCE ON THIS APPLICATION.
                               ALL QUESTION ARE TO BE ANSWERED BY EACH ADULT LISTED IN PARTS 1 AND 2.

                                                                                                                      YES     NO
     a.  Have you ever had any application for Life or Health Insurance (or for reinstatement of Life or Health
         Insurance) declined, postponed, rated-up or limited? (If "Yes", provide details below.)                      [_]     [X]

     b.  Have you ever applied for or received disability payments for any illness or injury? (If "Yes", provide
         details below.)                                                                                              [_]     [X]

     c.  In the past 3 years have you engaged in, or do you intend to engage in: flying as a pilot, student pilot, or crew member; racing of an automobile, motorcycle, or any type of motor-powered vehicle; scuba diving, mountain climbing, hang gliding, parachuting, sky diving, or any type of body-contact or life-threatening
         sport? (If "Yes", complete an Aviation/Hazardous Activities Questionnaire.)                                   [_]     [X]

     d.  Have you ever had your driver's license suspended or revoked; or been convicted of driving while impaired or intoxicated, or been convicted in the past three years of more than one moving violation? (If "Yes",
         give full details below.)                                                                                     [_]     [X]

     e.  Except as prescribed by a physician, have you ever used, or been convicted for sale or possession of cocaine or any other narcotic or illegal drug? (If "Yes", give frequency, most recent date, and type of
         drugs below.)                                                                                                [_]     [X]

     f.  Have you ever been convicted of a felony, misdemeanor, or any other crime? (If "Yes", provide details
         below.)                                                                                                      [_]     [X]

     g.  Do you plan to travel or reside outside the United States? (If "Yes", provide country, departure dates,
         duration, and purpose of each stay below.)                                                                   [_]     [X]

     Details of any "yes" answers (indicate name of person):________________________________________________________________________

     -------------------------------------------------------------------------------------------------------------------------------

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     -------------------------------------------------------------------------------------------------------------------------------

18.  PERSONAL PHYSICIANS
     Name, address, and telephone number of Personal Physician(s); GIVE DATE AND REASON LAST CONSULTED.

     a.  Insured 1:_________________________________________________________________________________________________________________

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     b.  Insured 2:_________________________________________________________________________________________________________________

     -------------------------------------------------------------------------------------------------------------------------------

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VLOB-0247-31
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           THE QUESTIONS IN PARTS 19 AND 20 APPLY TO ALL PERSONS WHO ARE BEING PROPOSED FOR INSURANCE ON THIS APPLICATION.
                               ALL QUESTIONS ARE TO BE ANSWERED BY EACH ADULT LISTED IN PARTS 1 AND 2.
                        FOR EACH "YES" ANSWER, CIRCLE THE APPROPRIATE ITEM, AND PROVIDE DETAILS IN #21 BELOW.

19.  MEDICAL QUESTIONS

To the best of your knowledge and belief, has anyone here proposed for insurance in the past 10 years been treated for or been diagnosed by a member  of the medical profession as having:
     a.  Heart attack, angina (or other pain, discomfort, or tightness of the chest), shortness of breath, palpitation,   YES   NO
         heart murmur, or any other disease of the heart or blood vessels? ............................................   [_]   [X]
     b.  High blood pressure (hypertension), anemia, or any other disease of the blood? ...............................   [_]   [X]
     c.  Recurrent dizziness or headaches, fainting episodes, seizures, epilepsy, stroke, Alzheimer's disease,
         Parkinson's disease, multiple sclerosis, or chronic brain syndrome, neurosis, affective disorder, psychosis,
         or any other brain, nervous, or mental disorder? ............................................................   [_]   [X]
     d.  Asthma, emphysema, tuberculosis, coughing or spitting blood, bronchitis, pleurisy, persistent cough, or any
         other disease of the lungs or respiratory system? ............................................................   [_]   [X]
     e.  Any disease or disorder of the eyes, ears, nose or throat, or any defect of sight, hearing or speech? ........   [_]   [X]
     f.  Colitis, ulcer, hernia, persistent diarrhea, rectal bleeding, or any other disease or disorder of the stomach,
         intestines, or rectum? .......................................................................................   [_]   [X]
     g.  Kidney stones, nephritis, venereal disease, or any other disease of the kidneys, bladder, prostate, testes,
         breasts, uterus, ovaries, or any other part of the urinary tract or reproductive system? .....................   [_]   [X]
     h.  Sugar, albumin, blood, or pus in the urine? ..................................................................   [_]   [X]
     i.  Diabetes, or any disease of the liver, thyroid, or gallbladder? ..............................................   [_]   [X]
     j.  Cancer, or any malignant or benign tumor or cyst, or any disease of the skin or lymph glands? ................   [_]   [X]
     k.  Arthritis, rheumatoid arthritis, or gout; or any chronic back or muscle condition? ...........................   [_]   [X]
     I.  Phlebitis, varicose veins, or any deformity, paralysis, or loss of limb? .....................................   [_]   [X]
     m.  Alcoholism, alcohol use, narcotic addiction, drug use, or hallucinations? ....................................   [_]   [X]
     n.  AIDS (Acquired Immune Deficiency Syndrome), or ARC (AIDS-Related Complex)? ...................................   [_]   [X]
     o.  Any chronic or persistent disease not mentioned previously? ..................................................   [_]   [X]

20. SUPPLEMENTAL MEDICAL INFORMATION

Within the past five years, has anyone here proposed for insurance:                                                       YES   NO

     a.  Consulted, or been examined or treated by any physician, chiropractor, or other medical or by any hospital,
         clinic, or other medical facility not previously mentioned? ..................................................   [_]   [X]
         (If it was for a "check up", annual physical, employment physical, etc., so state and give findings and results in #21 below.)
     b.  Had any disease, disorder, injury, or operation not previously mentioned? ....................................   [_]   [X]
     c.  Had any x-rays, electrocardiograms, or other medical tests (excluding HIV) for reasons not covered above? ....   [_]   [X]
     d.  Been advised to have any surgery, hospitalization, treatment or test (excluding HIV) that was not completed? .   [_]   [X]

21.  DETAILS OF MEDICAL HISTORY

Question #        Person          Dates     DETAILS (Be specific. Give full names, addresses and telephone numbers (if available) of
and Letter                                  physicians, hospitals, etc.)
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22.  FAMILY HISTORY

     a.  Do you have a family history of cardiac disease or death prior to age 60 and or family history of cancer,        YES   NO
         kidney disease, diabetes, mental illness or suicide? .........................................................   [_]   [X]
         (If "Yes", provide relationship to proposed insured, age if living, age at death and cause of death.)

         --------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------
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VLOB-0247-31

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23.  TAXPAYER IDENTIFICATION NUMBER

Under the Interest and Dividend Compliance Act of 1983, persons owning insurance policies are required to provide the Company with certification that their taxpayer identification number is correct. (For most individuals, this is their Social Security Number.) If you do not provide us with certification of this number, you may be subject to a $50 penalty imposed by the Internal Revenue
Service. In addition, we will be forced to withhold 31% from interest and other payments we make to you (known as backup withholding). It is not an additional tax, since the amount withheld will be applied against the tax you owe. If withholding results in an overpayment of taxes, a refund may be obtained.
[_] Check this box if the Internal Revenue Service has notified you that you are subject to backup withholding.
OTHERWISE, YOUR SIGNATURE ON THIS APPLICATION IS CERTIFICATION THAT THE TAXPAYER IDENTIFICATION NUMBER ON THIS APPLICATION IS TRUE,
CORRECT, AND COMPLETE. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

24.  IMPORTANT NOTICE

I UNDERSTAND THAT THE DEATH BENEFIT UNDER A VARIABLE LIFE INSURANCE POLICY MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT
RETURN ON THE SUBACCOUNT(S) I SELECT. REGARDLESS OF INVESTMENT RETURN, THE DEATH BENEFIT CAN NEVER BE LESS THAN THE SPECIFIED
AMOUNT, AS LONG AS THE POLICY IS IN FORCE. THE CASH VALUE MAY INCREASE OR DECREASE ON ANY DAY, DEPENDING ON THE INVESTMENT RETURN
FOR THE POLICY. NO MINIMUM CASH VALUE IS GUARANTEED. ON REQUEST, WE WILL FURNISH ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS
AND CASH VALUES FOR A VARIABLE LIFE INSURANCE POLICY AND A FIXED LIFE INSURANCE POLICY FOR THE SAME PREMIUM.

25.  SPECIAL INSTRUCTIONS






                                               AGREEMENT, AUTHORIZATION AND SIGNATURES

I have read this application. I understand each of the questions. All of the answers and statements on this form are complete and true to the best of my knowledge and belief. I understand and agree that:

1.   This application, any amendments to it, and any related medical examinations will become a part of the Policy and are the basis of any insurance issued upon this application.

2.   No medical examiner and no agent or other representative of Nationwide may accept risks or make or change any contract, or waive or change any of the Company's rights or requirements.

3.   If the full first premium payment is made in exchange for a Temporary Insurance Receipt (with the same date and number as this form), Nationwide will only be liable to the extent set forth in that receipt.

4.   IF THE FULL FIRST PREMIUM IS NOT PAID WITH THIS APPLICATION, THEN INSURANCE WILL ONLY TAKE EFFECT WHEN ALL OF THE FOLLOWING
     CONDITIONS ARE MET:

     A.  IF A POLICY IS ISSUED BY NATIONWIDE AND IS ACCEPTED BY ME; AND

     B.  IF THE FULL FIRST PREMIUM IS PAID; AND

     C.  IF ALL THE ANSWERS AND STATEMENTS MADE ON THE APPLICATION, MEDICAL EXAMINATION(S) AND AMENDMENTS CONTINUE TO BE TRUE TO THE
         BEST OF MY KNOWLEDGE AND BELIEF.

I have received the Pre-Notice form of the Fair Credit Reporting Act of 1970 and the Medical Information Bureau Disclosure form. I have also received the pre-notification required by the New York Fair Credit Reporting Act, and I authorize you to obtain an investigative consumer report on me. I understand that, if I do not sign this authorization, Nationwide Insurance may decline to grant the insurance applied for on the grounds that I refused to sign such an authorization. I certify that the Social Security
Number given is correct and complete.

I authorize: any licensed physician or medical practitioner; any hospital, clinic or other medical or medically related facility;
any insurance company; the Medical Information Bureau; or any other organization, institution or person who has knowledge of me; to give that information to the Medical Director of the Nationwide Life Insurance Company, or its reinsurers. This authorization, or a copy of it, will be valid for a period of not more than two and one-half years (30 months) from the date it was signed.

Signed at                          ANY PLACE                                        ,on      DECEMBER 1        ,       1999
         --------------------------------------------------------------------------     ----------------------  --------------------
I have truly and accurately recorded all Proposed Insured's
answers on this application and have witnessed his/her/their
signature(s) hereon.                                                                                 JOHN DOE
                                                                        ------------------------------------------------------------
To the best of my knowledge, the insurance applied for                                           Signature of Insured 1
[_] will [X] will not (CHECK ONE) replace any life insurance or
annuity.                                                                                              JANE DOE
                                                                        ------------------------------------------------------------
           ED AGENT                                                                            Signature of Insured 2
---------------------------------------------------------------
    Licensed Resident Agent Signature       Firm

---------------------------------------------------------------         ------------------------------------------------------------
    Agent's Name (Print)              License ID Number                      Signature of Applicant/Owner (if other than Insured)

     No.

                                                                        DO NOT SUBMIT MONEY WITH THIS APPLICATION, EXCEPT WHEN A
                                                                        SPECIFIC AMOUNT HAS BEEN REQUESTED BY THE HOME OFFICE.
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VLOB-0247-31

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THIS RECEIPT MUST NOT BE DETACHED AND IN NO EVENT WILL THERE BE ANY TEMPORARY INSURANCE UNLESS THE FULL FIRST PREMIUM REQUIRED BY
THE COMPANY HAS BEEN PAID AT THE TIME OF THIS APPLICATION.

                                                 TEMPORARY INSURANCE AGREEMENT                                 NO.
                                          NATIONWIDE LIFE INSURANCE COMPANY, COLUMBUS, OHIO

This Agreement provides a Limited Amount of Life Insurance coverage, for a Limited Period of time, subject to the terms of this
Agreement. Advance payment in the amount of $           389.50                  is made for Life Insurance on
                                              ---------------------------------
                                                      JOHN DOE        JANE DOE
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                                                    NAME(S) OF PROPOSED INSURED(S)

                                                          HEALTH QUESTIONS

Has any proposed Insured:                                                                                                  YES  NO
1. within the past 90 days been admitted to a hospital or other medical facility, been advised to be admitted, or had
   surgery performed or recommended? ...................................................................................   [_]  [X]
2. within the past 10 years, been diagnosed as having, or been treated for heart trouble, stroke, cancer, AIDS, high blood pressure, angina, chest pain, heart attack or other heart disorder, epilepsy, stroke, diabetes, any brain, nervous, or mental disorder, drug, alcohol addiction, any cancer or other malignancy, or had such treatment
   recommended by a member of the medical profession? ..................................................................   [_]  [X]

If either of the above questions is answered YES or LEFT BLANK, no representative of Nationwide Life Insurance Company is authorized to accept money, and NO COVERAGE will take effect under this Agreement.

                                                        TERMS AND CONDITIONS
AMOUNT OF COVERAGE - $1,000,000 OVERALL MAXIMUM FOR ALL APPLICATIONS OR AGREEMENTS
If money has been accepted by Nationwide as advance payment for an application for Life Insurance and any Proposed Insured dies while this temporary insurance is in effect, Nationwide will pay to the designated beneficiary the less of (a) the amount of death benefits, if any, which would be payable under the policy and its riders if issued as applied for, excluding any accidental death benefits, or (b) $10,000,000. This total benefit limit applies to all insurance applied for under this and any other current applications to Nationwide and any other Temporary Insurance Agreements for Life Insurance whether applied for on the life or lives of one or more Proposed Insureds. (NOTE: No death benefit is payable under this Agreement for any Last Survivor coverages unless both Proposed Insureds under such coverages had died.)

DATE COVERAGE TERMINATES--90 DAY MAXIMUM
Temporary Life Insurance under this Agreement will terminate automatically on the earliest of:
a.  90 days from the date of the Agreement, or

b.  the date any policy is offered to the Applicant in connection with the above application, or

c.  five days after the date, Nationwide mails notice of termination of coverage and refund of the advance payment to the premium notice address designated in such application.

Nationwide reserves the right to terminate this Agreement under any of the following circumstances:

a.  30 days have elapsed since the date of this Agreement and Nationwide has not received in its Home Office the report of a medical examination if such examination is required by Nationwide's underwriting rules; or

b.  Nationwide has determined that any Proposed Insured is not insurable as a standard risk at the time of the application of the medical examination, if later; or

c.  there are any errors or omissions on the above application.

LIMITATIONS

This Agreement does not provide benefits for disability.

Fraud or material misrepresentation in the application or in the answers to the Health questions of this Agreement invalidate this agreement and Nationwide's only liability is for refund of any payment made.

No one is authorized to accept money on Proposed Insureds under 15 days of age or over the age of 70 (nearest birthday) on the date of the Agreement, nor will any coverage take effect.

If any Proposed Insured dies by suicide, Nationwide's liability under this Agreement is limited to a refund of the payment made.
There is no coverage under this Agreement if the check submitted as payment is not honored by the bank on first presentation.

No one is authorized to waive or modify any of the provisions of this Agreement.

I HAVE RECEIVED A COPY OF AND HAVE READ THIS AGREEMENT AND DECLARE THAT THE ANSWERS ARE TRUE TO THE BEST OF MY
KNOWLEDGE AND BELIEF. I UNDERSTAND AND AGREE TO ALL ITS TERMS.

Dated        12              1              1999                 X                             JOHN DOE
     ---------------------------------------------------------    ------------------------------------------------------------------
          MONTH             DAY                YEAR                 PROPOSED INSURED (OR PARENT IF PROPOSED INSURED IS UNDER AGE 15)

                              ED AGENT                           X                              JANE DOE
--------------------------------------------------------------    ------------------------------------------------------------------
                          SOLICITING AGENT                                       ADDITIONAL PROPOSED INSURED (IF APPLICABLE)

                                                                 X
--------------------------------------------------------------    ------------------------------------------------------------------
                          LICENSE ID NUMBER                                    SIGNATURE OF APPLICANT/OWNER (IF OTHER THAN INSURED)

NOTICE TO APPLICANT:

You should retain the copy of this Agreement. The original will be retained by Nationwide.

Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

VLOB-0247-31-98                COPY 1 - SEND TO HOME OFFICE WITH APPLICATION                COPY 2 - RETAINED BY PROPOSED INSURED


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                                                          IMPORTANT NOTICE
                                                 DETACH AND GIVE TO PROPOSED INSURED
                             PRE-NOTICE OF PROCEDURES AS REQUIRED BY THE FAIR CREDIT REPORTING ACT OF 1970

This notice is to inform you that as part of our normal underwriting procedures in connection with an application for insurance:

1.   An investigative consumer report may be made whereby information is obtained through personal interviews with your neighbors, friends or others with whom you are acquainted. This inquiry will include information as to character, general reputation, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation, with respect to you, members of your family, and others having an interest in or closely connected with the insurance transaction;
     and

2.   Upon your written request, made within a reasonable time after you receive this notice, additional information as to the nature and scope of the investigation, if one is made, will be provided. Requests for additional information should be addressed to
     Nationwide Life Insurance Company, Box 182150, Columbus, Ohio 43218-2150.

                                        PRE-NOTICE OF LIFE AND HEALTH APPLICATION PROCEDURES
                                        AS REQUIRED BY THE NEW YORK FAIR CREDIT REPORTING ACT

Federal and state laws require notification that we may request an investigative consumer report. Typically, the report will contain information as to character, general reputation, personal characteristics and mode of living, which information is obtained through an interview with you or an adult member of your family, employers or business associates, financial sources, friends, neighbors or others with whom you are acquainted. The information will consist, when applicable, of a confirmation of your identity, age, residence, marital status, and past and present employment, including occupational duties, financial information, driving record, sports and recreational activities, health history, use of alcohol or drugs (if any), living conditions, and type of community.

It is your right to inspect and receive a copy of the investigative consumer report prepared by a consumer reporting agency. Upon written request, we will inform you whether a report was made, and if so, we will provide you with the name and address of the consumer reporting agency making the report. Requests for additional information should be addressed to: Nationwide Insurance, c/o
IIP Underwriting Department, One Nationwide Plaza, Columbus, Ohio 43215-2220. Please provide your name, address, and policy number to identify your request.

                                            MEDICAL INFORMATION BUREAU DISCLOSURE NOTICE

Information regarding your insurability will be treated as confidential. Nationwide Life Insurance Company, or its reinsurer(s) may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex
Station, Boston, Massachusetts 02112, telephone number (617) 426-3660.

Nationwide Life Insurance Company or its reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.
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VLOB-0247-31-99


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                                                  NATIONWIDE LIFE INSURANCE COMPANY

                                                     VARIABLE LIFE SUPPLEMENT

PROPOSED INSURED NAME                                              SOCIAL SECURITY NUMBER

                        John Doe                                            000      -    00    -   0000
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SUITABILITY

                                                                                                                        YES    NO

a.  Do you understand that the Death Benefit and Surrender Value may increase or decrease depending on the investment
    experience of the Variable Account? .............................................................................   [X]    [_]

b.  Do you believe that this policy will meet your insurance needs and financial objectives? ........................   [X]    [_]

c.  Have you received a current copy of the prospectus? .............................................................   [X]    [_]

ALLOCATIONS

ON ISSUED POLICIES, YOUR FULL NET PREMIUM WILL BE ALLOCATED AS INDICATED BELOW UNTIL THE END OF THE RIGHT TO EXAMINE POLICY PERIOD.
MAKE ONE SELECTION.

        [_] NATIONWIDE SEPARATE ACCOUNT TRUST MONEY MARKET FUND

        [_] NATIONWIDE LIFE INSURANCE COMPANY FIXED ACCOUNT

WHEN THE RIGHT TO EXAMINE POLICY PERIOD ENDS, YOUR CASH VALUE WILL BE ALLOCATED TO THE SUBACCOUNT(S) INDICATED BELOW. SELECTIONS
MUST TOTAL 100%. MINIMUM INITIAL ALLOCATION TO ANY SINGLE SUBACCOUNT IS 1%. NO FRACTIONAL PERCENTAGES. THESE PERCENTAGES WILL APPLY
IN FUTURE YEARS BUT MAY BE CHANGED AT ANY TIME BY THE POLICY OWNER. (IF NO ALLOCATION IS INDICATED, MONEY MARKET WILL BE
AUTOMATICALLY SELECTED.

[ONE GROUP                      FIDELITY                                NATIONWIDE SUBADVISED FUNDS
 75 % Equity Index               25 % VIP Equity-Income Port.                 Fund Name (Subadviser)
___ % Diversified Equity        ___ % VIP Growth Port.                  ___ % Mid Cap Index Fund (Dreyfus)
___ % Government Bond           ___ % VIP High Income Port.             ___ % Small Cap Value Fund (Dreyfus)
___ % Large Cap Growth          ___ % VIP Overseas Port.                ___ % Small Company Fund (Multi Managers)
___ % Mid Cap Value                                                     ___ % Strategic Growth Fund (Strong/Ogmar)
___ % Diversified Mid Cap       NATIONWIDE SEPARATE ACCOUNT TRUST       ___ % Strategic Value Fund (Strong/Schafer)
___ % Mid Cap Growth            ___ % Money Market Fund
___ % Bond                      ___ % Total Return Fund                 OTHER AVAILABLE FUNDS
___ % Balanced                  ___ % Capital Appreciation Fund         ___ % _____________________________________
                                                                        ___ % _____________________________________]

OPTIONAL ELECTIONS

                                                                                                                        YES    NO
a. Do you elect that monthly cost of insurance charges be deducted solely from the Money Market Fund as
   long as it is adequately funded? .................................................................................   [ ]    [X]

IMPORTANT NOTICE

I UNDERSTAND THAT THE DEATH BENEFIT UNDER A VARIABLE LIFE INSURANCE POLICY MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT
RETURN ON THE SUBACCOUNT(S) I SELECT. REGARDLESS OF INVESTMENT RETURN, THE DEATH BENEFIT CAN NEVER BE LESS THAN THE SPECIFIED
AMOUNT, AS LONG AS THE POLICY IS IN FORCE. THE CASH VALUE MAY INCREASE OR DECREASE ON ANY DAY, DEPENDING ON THE INVESTMENT RETURN
FOR THE POLICY. NO MINIMUM CASH VALUE IS GUARANTEED. THE DURATION OF COVERAGE MAY VARY DEPENDING ON THE INVESTMENT RETURN OF THE
SUBACCOUNTS WITHIN THE SEPARATE ACCOUNT.

Signed at               Any City, Any State                               on    July              1               ,   2000
          ---------------------------------------------------------------    ------------------------------------  -----------------
                          City and State                                        Month           Day                    Year


                            Ed Agent                                                              John Doe
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                 Signature of Agent/Representative                                Signature of Proposed Insured 1 (if over age 14)


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Signature of Applicant/Owner (if other than Primary Insured)                      Signature of Proposed Insured 2 (if over age 14)
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